Exhibit 99.1

January 24, 2008

JANUS ANNOUNCES FOURTH QUARTER AND YEAR-END 2007 RESULTS

Fourth quarter earnings from continuing operations of $0.36 per diluted share;

Full-year earnings of $1.13 per diluted share, up 66% from 2006

Long-term net inflows of $3.2 billion for the quarter and

$9.8 billion for the year

More than three-fourths of retail funds outperformed their

Lipper peer group medians for 1, 3 and 5 years (1)

$168 million of stock buybacks during the fourth quarter and

$829 million for the year, reducing shares outstanding by 14% during 2007

DENVER – Janus Capital Group Inc. (NYSE: JNS) today reported fourth quarter net income from continuing operations of $61.6 million, or $0.36 per diluted share, compared with net income from continuing operations of $50.8 million, or $0.29 per diluted share, in the third quarter 2007.  Fourth quarter 2007 net income from continuing operations included a net after-tax benefit of $0.03 per diluted share for several operating and non-operating items.  (See Financial Discussion on page 3.)  For the full year 2007, net income from continuing operations totaled $202.0 million, or $1.13 per diluted share, compared with $138.9 million, or $0.68 per diluted share for 2006.(2)  The company’s operating margin from continuing operations for the fourth quarter 2007 was 29.0% compared with 33.7% for the third quarter 2007.  For the entire year, Janus’ operating margin from continuing operations was 31.3% compared with 25.5% for 2006.(2)

Flows and Assets Under Management

Average assets under management during the fourth quarter increased 7.3% to $207.6 billion compared with $193.5 billion during the third quarter 2007.  Year over year, average assets under management increased $33.7 billion or 21.5%.  At December 31, 2007, the company’s total assets under management were $206.7 billion compared with $208.0 billion at September 30, 2007.  The

(1) Detailed Lipper rankings based on total returns for all JIF funds are on page 10.

(2) Prior periods have been reclassified to separately present the results of continuing and discontinued operations.

decrease in assets during the fourth quarter reflects long-term net inflows of $3.2 billion, money market net outflows of $5.7 billion and $1.2 billion in fund performance.

Janus’ INTECH subsidiary had long-term net inflows of $0.1 billion during the fourth quarter 2007 compared with long-term net outflows of $2.2 billion in the third quarter 2007. For all of 2007, INTECH’s long-term net inflows totaled $2.3 billion compared with $12.0 billion in 2006.

Excluding INTECH, Janus’ long-term net inflows were $3.1 billion in the fourth quarter 2007 compared with $2.9 billion in the previous quarter. For all of 2007, excluding INTECH, Janus had net inflows of $7.5 billion compared with long-term net outflows of $9.7 billion in 2006.

Investment Management

Janus’ relative investment management performance remained very strong during the fourth quarter, with approximately 89%, 86% and 76% of the funds in the company’s primary retail fund family, Janus Investment Fund (JIF), in the top half of their Lipper categories on a one-, three- and five-year total-return basis, respectively, as of December 31, 2007.  Five of those funds ranked in the top 10% of their respective Lipper categories during the same one-, three- and five-year periods.  In addition, 68% of JIF funds have a 4- or 5-star Morningstar overall rating at December 31, 2007.(3)

“Despite market headwinds, continued strong relative performance helped us generate $3 billion in long-term net flows from Janus-managed products last quarter,” said Janus CEO Gary Black, noting that 2007 was the first full year of positive flows for Janus-managed products in seven years.  “We’re also encouraged by INTECH’s significant improvement in performance and positive net flows in the fourth quarter.”

In addition, Black said the company made progress in expanding its global and alternative product lineup and leveraging its investments in advisory and institutional distribution.  He pointed out that all four sales channels recorded positive net flows for 2007 and that net flows in the domestic intermediary business improved by $12.0 billion from the previous year.

(3) Detailed Lipper total return rankings and Morningstar risk-adjusted return ratings for all JIF funds are on pages 10 and 11, respectively.  As of December 31, 2007, the number of funds in the Janus Investment Fund is 27.

Financial Discussion

Financial Highlights

(dollars in millions, except per share data or as noted)

	Three Months Ended		Year Ended
	December 31,	September 30,	December 31,	December 31,
	2007	2007	2007	2006

Continuing Operations (Investment Management)
Average Assets (in billions)	$207.6	$193.5	$190.4	$156.7
Ending AUM (in billions)	$206.7	$208.0	$206.7	$167.7
Revenues	$311.5	$284.6	$1,117.0	$935.8
Operating Expenses	$221.3	$188.8	$767.7	$696.9
Operating Income	$90.2	$95.8	$349.3	$238.9
Operating Margin	29.0%	33.7%	31.3%	25.5%

Net Income *	$61.6	$50.8	$202.0	$138.9

Diluted Earnings per Share *	$0.36	$0.29	$1.13	$0.68

Shares Repurchased (in millions)	5.2	6.5	31.5	24.8
Cost of Shares Repurchased	$168.4	$183.5	$828.6	$492.9
Average Price	$32.21	$28.32	$26.27	$19.85
Total shares outstanding end of period (in millions)	166.3	170.3	166.3	193.5

*    Prior periods have been reclassified to separately present the results of continuing and discontinued operations.

Continuing Operations

Fourth quarter 2007 revenues of $311.5 million increased 9.5% from the previous quarter due to higher average assets under management driven primarily by long-term net sales and investment performance.  Operating expenses increased 17.2% from the third quarter and include $17.0 million of departure-related accelerated vesting of long-term incentive awards, partially offset by $5.0 million of insurance recoveries for legal expenses incurred in prior periods.  Operating expenses also include higher variable expenses combined with increased administrative and technology spending.

Non-operating items include income of $17.6 million from Janus’ seed capital investments, a $3.0 million tax benefit from finalizing state filings and a $2.0 million impairment charge related to the purchase of senior securities in a structured investment vehicle from Janus’ money market funds.

After evaluating Janus’ seed capital investments in the fourth quarter, the company determined that mutual funds and separate accounts in which it owns a majority interest should be consolidated.  For those investments, changes in market value are required to be reported in earnings.  As a result, Janus recognized $17.6 million of income previously recorded as unrealized gains in the equity statement.

The structured investment vehicle securities were issued by Stanfield Victoria Funding LLC and were purchased from Janus’ money market funds in conjunction with a Moody’s downgrade of the securities.  As of December 31, 2007, Janus’ money market portfolios owned $581 million in bank-sponsored structured investment vehicles that mature on or before August 20, 2008.  The bank-sponsored structured investment vehicles represent 3.7% of total money market fund assets managed by Janus.

Full year 2007 results from operations improved significantly from 2006 with growth in earnings per share of 66% and a 580 basis point increase in operating margin driven by strong investment performance and positive flows.

“Janus achieved a significant milestone in 2007 by crossing the 30% operating margin threshold and finishing the year at 31.3%, with incremental margins of 61% in 2007,” said Janus Chief Financial Officer Greg Frost.

Discontinued Operations

RSG, the company’s printing business, reported a fourth quarter net loss of $31.9 million, including an impairment charge of $31.1 million, net of taxes.  During 2007, Janus recognized a total impairment charge of $67.1 million, net of taxes.

Capital and Liquidity

At December 31, 2007, Janus had stockholders’ equity of $1.7 billion, cash and investments of $704 million and $1.1 billion of outstanding debt.  As part of its capital and liquidity management, Janus reduced its outstanding shares by 2.4% during the fourth quarter by repurchasing 5.2 million shares of its common stock at an average price of $32.21 per share and a total cost of $168 million.  For the year, Janus reduced outstanding shares by 14.1% by repurchasing $829 million of its stock at an average price of $26.27 per share.

Fourth Quarter 2007 Earnings Call Information

Janus Capital Group will discuss its results during a conference call on Thursday, January 24 at 10 a.m. Eastern Standard Time.  The call-in number will be 877-301-7574.  Anyone outside the U.S. or Canada should call 706-643-3623.  The slides used during the presentation will be available in the investor relations section of the Janus Capital Group Web site (www.janus.com/ir) approximately one hour prior to the call.  For those unable to join the conference call at the scheduled time, an audio replay will be available on www.janus.com/ir.

About Janus Capital Group Inc.

Founded in 1969, Denver-based Janus Capital Group Inc. (Janus) is a recognized leader of growth and risk-managed investment strategies.  Our commitment to deliver for investors is rooted in our research-intensive approach and relentless passion to gain a competitive edge.

At the end of December 2007, Janus managed $206.7 billion in assets for more than four million shareholders, clients and institutions around the globe.  Outside the U.S., Janus has offices in London, Tokyo, Hong Kong and Singapore. Janus Capital Group consists of Janus Capital Management LLC, Enhanced Investment Technologies, LLC (INTECH) and Capital Group Partners, Inc. (doing business as Rapid Solutions Group). In addition, Janus Capital Group owns 30% of Perkins, Wolf, McDonnell and Company, LLC.

Contacts:

Shelley Peterson, 303-316-5625

Scott Grace, 303-394-7709

###

Please consider the charges, risks, expenses and investment objectives carefully before investing. For a prospectus containing this and other information, please call Janus at 1-800-525-3713 or download the file from www.janus.com. Read it carefully before you invest or send money.

An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.  Although the Fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

Data presented reflects past performance, which is no guarantee of future results.  Rankings referenced exclude money markets.

Funds distributed by Janus Distributors LLC (1/08).

This press release includes statements concerning potential future events involving Janus Capital Group Inc. that could differ materially from the events that actually occur.  The differences could be caused by a number of factors including those factors identified in Janus’ Annual Report on Form 10-K for the year ended December 31, 2006, on file with the Securities and Exchange Commission (Commission file no. 001-15253), including those that appear under headings such as “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and in the Prospectus Supplement to the Company’s Registration Statement on Form S-3 filed June 11, 2007 and June 5, 2007, respectively.  Many of these factors are beyond the control of the Company and its management.  Any forward-looking statements contained in this release are as of the date on which such statements were made.  The Company assumes no duty to update them, even if experience, unexpected events, or future changes make it clear that any projected results expressed or implied therein will not be realized.

JANUS CAPITAL GROUP INC.

UNAUDITED CONSOLIDATED STATEMENTS OF INCOME

(dollars in millions, except per share data)

	Three Months Ended		Year Ended
	December 31,	September 30,	December 31,	December 31,
	2007	2007	2007	2006*
Revenues:
Investment management fees	$247.9	$228.5	$897.9	$750.2
Performance fees	8.1	5.1	19.5	14.9
Shareowner servicing fees and other	55.5	51.0	199.6	170.7
Total	311.5	284.6	1,117.0	935.8

Operating Expenses:
Employee compensation and benefits	95.4	91.1	360.7	315.2
Long-term incentive compensation	30.4	13.8	79.9	82.7
Marketing and advertising	9.3	6.5	25.9	28.3
Distribution	41.2	35.4	141.7	110.2
Depreciation and amortization	9.1	8.9	33.8	32.0
General, administrative and occupancy	35.9	33.1	125.3	117.5
Restructuring and impairments	—	—	0.4	11.0
Total	221.3	188.8	767.7	696.9

Operating Income	90.2	95.8	349.3	238.9

Interest expense	(18.9)	(18.9)	(58.8)	(32.3)
Investment gains, net	19.0	0.5	20.7	11.7
Other income, net	9.3	8.4	27.9	25.3
Income tax provision	(34.3)	(32.0)	(122.6)	(90.1)
Equity in earnings of unconsolidated affiliate	1.9	1.9	7.2	7.1
Minority interest in consolidated earnings	(5.6)	(4.9)	(21.7)	(21.7)

Income from Continuing Operations	61.6	50.8	202.0	138.9

Loss from Discontinued Operations	(31.9)	(38.6)	(75.7)	(5.3)

Net income	$29.7	$12.2	$126.3	$133.6

Diluted weighted average shares outstanding (in millions)	170.9	173.9	178.6	203.5
Diluted earnings per share:
Continuing operations	$0.36	$0.29	$1.13	$0.68
Discontinued operations	(0.00)	(0.01)	(0.05)	(0.03)
Impairment charge - discontinued operations	(0.18)	(0.21)	(0.38)	—
Diluted earnings per share	$0.17	$0.07	$0.71	$0.66

Average Assets Under Management (in billions)	$207.6	$193.5	$190.4	$156.7

*    Prior periods have been reclassified to separately present the results of continuing and discontinued operations.

JANUS CAPITAL GROUP INC.

UNAUDITED CONDENSED CONSOLIDATED BALANCE SHEETS

(dollars in millions)

	December 31,	December 31,
	2007	2006*
Assets
Cash and cash equivalents	$480.7	$507.1
Marketable securities	223.4	173.1
Other assets	339.9	272.4
Property and equipment, net	46.5	47.2
Intangibles and goodwill, net	2,451.5	2,380.5
Assets related to discontinued operations	29.8	157.6
Total Assets	$3,571.8	$3,537.9

Liabilities and Stockholders’ Equity
Debt	$1,127.7	$537.2
Other liabilities	295.3	282.2
Deferred income taxes	404.3	394.4
Liabilities related to discontinued operations	10.8	17.7
Stockholders’ equity	1,733.7	2,306.4
Total Liabilities and Stockholders’ Equity	$3,571.8	$3,537.9

*    2006 has been reclassified to separately present the assets and liabilities related to continuing and discontinued operations.

UNAUDITED CONDENSED CONSOLIDATED

CASH FLOW INFORMATION

(dollars in millions)

	Three Months Ended		Year Ended
	December 31,	September 30,	December 31,	December 31,
	2007	2007	2007	2006*
Cash provided by (used in)
Operating activities	$92.3	$92.9	$296.1	$298.6
Investing activities	(67.1)	(2.3)	(103.3)	48.0
Financing activities	(149.9)	(176.8)	(219.2)	(340.5)
Net change during period	$(124.7)	$(86.2)	$(26.4)	$6.1

*    Prior periods exclude the impact of discontinued operations.

JANUS CAPITAL GROUP INC.

ASSETS & FLOWS BY INVESTMENT DISCIPLINE

(dollars in billions)

	Three Months Ended		Year Ended
	December 31, 2007	September 30, 2007	December 31, 2007	December 31, 2006
Growth/Blend
Beginning of period assets	$81.9	$74.1	$66.8	$68.5
Sales	6.8	6.3	21.8	11.2
Redemptions	3.8	3.7	16.5	19.0
Net sales (redemptions)	2.8	2.6	5.3	(7.8)
Market appreciation	1.8	5.3	14.6	6.1
End of period assets	$86.7	$81.9	$86.7	$66.8
Global/International
Beginning of period assets	$21.9	$19.6	$16.0	$12.2
Sales	1.9	1.7	7.0	4.0
Redemptions	1.2	1.1	4.3	3.8
Net sales (redemptions)	0.7	0.6	2.7	0.2
Market appreciation	(0.3)	1.6	3.6	3.6
End of period assets	$22.3	$21.9	$22.3	$16.0
Mathematical/Quantitative
Beginning of period assets	$69.6	$70.1	$62.3	$44.7
Sales	4.0	2.0	15.5	18.5
Redemptions	3.9	4.2	13.2	6.5
Net sales (redemptions)	0.1	(2.2)	2.3	12.0
Market appreciation	—	1.8	5.2	5.6
End of period assets	$69.7	$69.6	$69.7	$62.3
Fixed Income
Beginning of period assets	$5.2	$5.2	$4.6	$5.2
Sales	0.2	0.3	1.9	0.9
Redemptions	0.5	0.4	1.8	1.7
Net sales (redemptions)	(0.3)	(0.1)	0.1	(0.8)
Market appreciation	—	0.1	0.2	0.3
End of period assets	$4.9	$5.2	$4.9	$4.6
Value
Beginning of period assets	$10.9	$11.1	$10.5	$10.4
Sales	0.5	0.8	3.0	3.0
Redemptions	0.8	1.0	3.7	4.2
Net sales (redemptions)	(0.3)	(0.2)	(0.7)	(1.2)
Market appreciation	(0.3)	(0.1)	0.5	1.3
End of period assets	$10.3	$10.9	$10.3	$10.5
Money Market
Beginning of period assets	$18.5	$10.4	$7.5	$7.5
Sales	35.7	38.9	116.5	48.2
Redemptions	41.4	30.8	111.3	48.3
Net sales (redemptions)	(5.7)	8.1	5.2	—
Market appreciation	—	—	—	—
End of period assets	$12.8	$18.5	$12.8	$7.5
Total
Beginning of period assets	$208.0	$190.6	$167.7	$148.5
Sales	49.1	50.1	165.8	85.8
Redemptions	51.6	41.3	150.8	83.5
Net sales (redemptions)	(2.5)	8.8	15.0	2.3
Market appreciation	1.2	8.6	24.0	16.9
End of period assets	$206.7	$208.0	$206.7	$167.7
Total Excluding Money Markets
Beginning of period assets	$189.5	$180.2	$160.2	$141.0
Sales	13.4	11.2	49.3	37.5
Redemptions	10.2	10.5	39.5	35.2
Net sales (redemptions)	3.2	0.7	9.8	2.3
Market appreciation	1.2	8.6	24.0	16.9
End of period assets	$194.0	$189.5	$194.0	$160.2
Total Excluding Mathematical/Quantitative & Money Markets
Beginning of period assets	$119.9	$110.1	$97.9	$96.2
Sales	9.4	9.2	33.8	19.0
Redemptions	6.3	6.3	26.3	28.7
Net sales (redemptions)	3.1	2.9	7.5	(9.7)
Market appreciation	1.2	6.8	18.8	11.3
End of period assets	$124.2	$119.9	$124.2	$97.9

Each line has been rounded on the schedule individually to increase the accuracy of the amounts presented. Therefore totals and subtotals may not foot.

Janus Investment Funds (“JIF”)

			Lipper Rankings Based on Total Returns as of 12/31/07
			1-Year		3-Year		5-Year		10-Year		Since PM Inception
			Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile	Rank /	Percentile		Rank /
	PM Inception	Lipper Category	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)	Total Funds	Rank (%)		Total Funds
Growth Funds
Janus Twenty Fund(1)	Aug-97	Large-Cap Growth Funds	1	6 / 723	1	5 / 602	1	1 / 515	1	2 / 239	1		2 / 203
Janus Fund	Oct-07	Large-Cap Growth Funds	41	294 / 723	30	179 / 602	32	161 / 515	39	92 / 239		‡
Janus Orion Fund	Jun-00	Multi-Cap Growth Funds	3	11 / 518	1	1 / 399	1	1 / 339	—	—	20		43 / 221
Janus Research Fund	Jan-06	Large-Cap Growth Funds	5	32 / 723	8	45 / 602	3	12 / 515	3	7 / 239	2		11 / 670
Janus Enterprise Fund	Oct-07	Mid-Cap Growth Funds	22	131 / 601	15	72 / 487	11	43 / 404	46	77 / 170		‡
Janus Venture Fund(1)	Jan-01	Small-Cap Growth Funds	18	105 / 591	14	64 / 477	4	13 / 394	19	34 / 179	14		42 / 311
Janus Triton Fund	Jun-06	Small-Cap Growth Funds	9	52 / 591	—	—	—	—	—	—	2		11 / 554
Core Funds
Janus Contrarian Fund	Feb-00	Multi-Cap Core Funds	3	19 / 883	1	1 / 669	1	2 / 507	—	—	7		19 / 304
Janus Growth and Income Fund	Nov-07	Large-Cap Core Funds	26	213 / 835	22	148 / 702	25	140 / 572	4	11 / 287		‡
Janus Balanced Fund	Apr-05	Mixed-Asset Target Alloc. Mod. Funds	4	16 / 458	6	19 / 340	32	77 / 240	3	3 / 132	4		12 / 368
Janus Fundamental Equity Fund	Nov-07	Large-Cap Core Funds	12	95 / 835	3	18 / 702	5	25 / 572	1	2 / 287		‡
INTECH Risk-Managed Stock Fund	Feb-03	Multi-Cap Core Funds	49	428 / 883	36	237 / 669	—	—	—	—	35		180 / 518
International/Global Funds
Janus Overseas Fund(1)	Jun-03	International Funds	1	8 / 1089	1	1 / 798	1	1 / 681	3	8 / 314	1		1 / 698
Janus Worldwide Fund	Jun-04	Global Funds	53	226 / 431	79	255 / 324	97	258 / 267	80	93 / 116	80		242 / 304
Janus Global Technology Fund	Jan-06	Science & Technology Funds	22	59 / 269	16	37 / 242	40	88 / 223	—	—	34		89 / 262
Janus Global Life Sciences Fund	Apr-07	Health/Biotechnology Funds	3	4 / 180	20	30 / 153	20	28 / 142	—	—		‡
Janus Global Research Fund	Feb-05	Global Funds	3	11 / 431	—	—	—	—	—	—	4		12 / 329
Janus Global Opportunities Fund	Jun-01	Global Funds	41	173 / 431	95	306 / 324	73	194 / 267	—	—	24		49 / 210
Value Funds
Janus Mid Cap Value Fund — Inv(2)	Aug-98	Mid-Cap Value Funds	20	62 / 313	23	55 / 242	29	55 / 194	—	—	3		2 / 67
Janus Small Cap Value Fund - Inv.(1),(2)	Feb-97	Small-Cap Core Funds	26	196 / 775	31	187 / 611	69	329 / 478	16	26 / 169	14		17 / 127
Income Funds
Janus Flexible Bond Fund	May-07	Intermediate Inv Grade Debt Funds	11	58 / 547	21	95 / 468	22	85 / 395	41	75 / 184		‡
Janus High-Yield Fund	Dec-03	High Current Yield Funds	67	304 / 455	38	146 / 388	82	273 / 334	20	30 / 151	45		162 / 360
Janus Short-Term Bond Fund	May-07	Short Investment Grade Debt Funds	34	86 / 256	38	77 / 206	19	29 / 154	33	27 / 82		‡
Janus Federal Tax-Exempt Fund(1)	Feb-05	General Muni Debt Funds	99	234 / 237	100	220 / 220	100	211 / 211	98	140 / 143	100		219 / 220
Asset Allocation Funds
Janus Smart Portfolio-Growth	Dec-05	Mixed-Asset Target Alloc. Growth Funds	2	11 / 640	—	—	—	—	—	—	2		10 / 584
Janus Smart Portfolio-Moderate	Dec-05	Mixed-Asset Target Alloc. Mod. Funds	2	5 / 458	—	—	—	—	—	—	2		5 / 402
Janus Smart Portfolio-Conservative	Dec-05	Mixed-Asset Target Alloc. Cons. Funds	1	3 / 414	—	—	—	—	—	—	2		4 / 338

	Percent of JIF Funds per Lipper Quartile based on Total Returns
	1-Year	3-Year	5-Year	10-Year	Since PM Inception
1st Quartile	66.7%	63.6%	57.1%	60.0%	75.0%
2nd Quartile	22.2%	22.7%	19.0%	26.7%	15.0%
3rd Quartile	7.4%	0.0%	9.5%	0.0%	0.0%
4th Quartile	3.7%	13.6%	14.3%	13.3%	10.0%

Data presented reflects past performance, which is no guarantee of future results.

Lipper , a wholly-owned subsidiary of Reuters, provides independent insight on global collective investments including mutual funds, retirement funds, hedge funds, fund fees and expenses to the asset management and media communities.  Lipper ranks the performance of mutual funds within a classification of funds that have similar investment objectives.  Rankings are historical with capital gains and dividends reinvested and do not include the effect of loads.  If an expense waiver was in effect, it may have had a material effect on the total return or yield for the period.

Notes:

(1)           Closed to new investors.

(2)           Ranking is for the investor share class only; other classes may have different performance characteristics.

 ‡             In accordance with FINRA regulations, Lipper rankings cannot be publicly disclosed for time periods of less than one year.

Janus Investment Fund (“JIF”)	The Overall Morningstar RatingTM is derived from a weighted average of the performance figures associated with its three-, five-, and ten-year (if applicable) Morningstar RatingTM metrics.

		Overall Rating		Three-Year Rating		Five-Year Rating		Ten-Year Rating
Fund	Category	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds	Stars	# of Funds
Janus Fund	Large Growth Funds	***	1449	***	1449	***	1215	***	554
Janus Enterprise Fund	Mid-Cap Growth Funds	****	811	*****	811	*****	682	**	291
Janus Growth and Income Fund	Large Growth Funds	****	1449	***	1449	***	1215	*****	554
Janus Research Fund	Large Growth Funds	****	1449	*****	1449	****	1215	****	554
Janus Orion Fund	Mid-Cap Growth Funds	*****	811	*****	811	*****	682		N/A
Janus Twenty Fund (1)	Large Growth Funds	*****	1449	*****	1449	*****	1215	****	554
Janus Venture Fund (1)	Small Growth Funds	****	671	****	671	*****	556	***	258
Janus Triton Fund	Small Growth Funds		N/A		N/A		N/A		N/A
Janus Global Research Fund	World Stock Funds		N/A		N/A		N/A		N/A
Janus Global Life Sciences Fund	Specialty-Health Funds	****	184	****	184	****	169		N/A
Janus Global Technology Fund	Specialty-Technology Funds	***	269	****	269	***	245		N/A
Janus Overseas Fund (1)	Foreign Large Growth Funds	*****	173	*****	173	*****	155	****	67
Janus Worldwide Fund	World Stock Funds	**	440	**	440	*	388	**	185
Janus Global Opportunities Fund	World Stock Funds	**	440	*	440	**	388		N/A
Janus Balanced Fund	Moderate Allocation Funds	****	894	****	894	***	698	*****	396
INTECH Risk-Managed Stock Fund	Large Blend Funds	****	1623	****	1623		N/A		N/A
Janus Fundamental Equity Fund	Large Blend Funds	*****	1623	*****	1623	****	1278	*****	594
Janus Contrarian Fund	Large Blend Funds	*****	1623	*****	1623	*****	1278		N/A
Janus Mid Cap Value Fund - Investor Shares (2)	Mid-Cap Value Funds	****	274	****	274	****	220		N/A
Janus Small Cap Value Fund - Investor Shares (1),(2)	Small Value Funds	****	329	****	329	***	258	****	92
Janus Federal Tax-Exempt Fund (1)	Muni National Long Funds	*	252	*	252	*	244	*	192
Janus Flexible Bond Fund	Intermediate-Term Bond Funds	****	967	****	967	****	826	***	414
Janus High-Yield Fund	High Yield Bond Funds	***	466	***	466	**	398	****	192
Janus Short-Term Bond Fund	Short-Term Bond Funds	***	374	***	374	****	282	***	159
Janus Smart Portfolio-Growth	Moderate Allocation Funds		N/A		N/A		N/A		N/A
Janus Smart Portfolio-Moderate	Moderate Allocation Funds		N/A		N/A		N/A		N/A
Janus Smart Portfolio-Conservative	Conservative Allocation Funds		N/A		N/A		N/A		N/A
Percent of funds rated 4 / 5 Stars		68.2%		68.2%		57.1%		53.3%

Data presented reflects past performance, which is no guarantee of future results.  © 2007 Morningstar, Inc.  All Rights Reserved.

Notes:

(1) Closed to new investors. (2)Rating is for this share class only; other classes may have different performance characteristics.

For each fund with at least a three-year history, Morningstar calculates a Morningstar Rating TM based on a Morningstar Risk-Adjusted Return measure that accounts for variation in a fund’s monthly performance (including the effects of sales charges, loads, and redemption fees), placing more emphasis on downward variations and rewarding consistent performance.  The top 10% of the funds in each category receive 5 stars, the next 22.5% receive 4 stars, the next 35% receive 3 stars, the next 22.5% receive 2 stars, and the bottom 10% receive 1 star.  (Each share class is counted as a fraction of one fund within this scale and rated separately, which may cause slight variations in the distribution percentages.)

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